Related Party Transactions	12 Months Ended
Dec. 31, 2025
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

24. RELATED PARTY TRANSACTIONS

The Group had the following balances with related parties:

	As of December 31,
	2024	2025
	RMB	RMB	USD

Amounts due from related parties	3,436	3,357	480
Amounts due to related parties	13,079	3,511	502

Amounts due from related parties represent interest-free loans provided to a preferred shareholder and certain entities controlled by a preferred shareholder. These loans are unsecured and contractually repayable on demand.

In June 2021, the Company provided an interest-free loan of US$0.5 million (equivalent to RMB3,084) to a preferred shareholder. As of December 31, 2024 and 2025, the outstanding balance was RMB3,436 and RMB3,357, respectively.

The Group has assessed the recoverability of these balances, taking into account the financial position of the counterparties, their relationship with the Group, and the absence of historical defaults. Based on this assessment, management believes the balances are fully recoverable and no allowance for expected credit losses has been recorded.

Amounts due to related parties primarily include:

(i) Payables related to cash collected on behalf of the Company’s equity investee, amounting to RMB9,485 as of December 31, 2024 and nil as of December 31, 2025. During the year ended December 31, 2025, the Group settled these balances, including repayment of principal amounts. The Group acts as an agent in these arrangements and does not recognize such amounts as revenue.

In addition, the related party waived certain outstanding charges associated with these balances. Management considered whether the waiver represents a capital contribution from a related party. Based on the nature of the underlying transactions and the absence of any equity-related arrangements, management concluded that the waiver represents a settlement of transaction-related obligations rather than a capital contribution, and therefore recognition in profit or loss is appropriate.

(ii) Payables related to the repurchase of the Company’s preferred shares, amounting to RMB3,594 and RMB3,511 as of December 31, 2024 and 2025, respectively. These balances represent contractual obligations under share repurchase arrangements and are classified as liabilities as the Group has an obligation to transfer cash and the arrangements do not meet the criteria for equity classification under US GAAP. The balances are unsecured and are repayable in accordance with the relevant contractual terms.

General terms

All related party balances are unsecured, non-interest bearing, and are settled in cash unless otherwise agreed by the parties.

Management applies judgment in assessing the classification, measurement, and recoverability of related party balances, including determining whether such balances represent loans, capital transactions, or other arrangements.

Although certain balances are contractually repayable on demand, the timing of settlement may depend on the Group’s liquidity position and the intentions of the related parties.

The Group presents related party balances on a gross basis and does not offset such balances unless the criteria for offsetting under US GAAP are met.